EXHIBIT (g)(ii)

Consents.

CONSENT

I hereby consent to the use of (i) the Chairman’s and Chief Executive’s Report found on pages 4-5 of the Queensland Treasury Corporation Annual Report for the Year Ended June 30, 2015 (the “Annual Report”), (ii) the Certificate of the Queensland Treasury Corporation dated August 13, 2015, found on page 45 of the Annual Report and (iii) the Management Report for the year ended June 30, 2015 found on page 48 of the Annual Report, which Annual Report is hereby filed as exhibit (c)(viii) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by the Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File No. 333-147600).

By:	/s/ Philip Noble
Mr. Philip Noble
Chief Executive, Queensland Treasury Corporation

Date: October 6, 2015

CONSENT

I hereby consent to the use of (i) the Chairman’s and Chief Executive’s Report found on pages 4 - 5 of the Annual Report for the Year Ended June 30, 2015 (the “Annual Report”), (ii) the Certificate of the Queensland Treasury Corporation dated August 13, 2015, found on page 45 of the Annual Report and (iii) the Management Report for the year ended June 30, 2015, found on page 48 of the Annual Report, which Annual Report is hereby filed as exhibit (c)(viii) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by the Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File No. 333-147600).

By:	/s/ Gerard Bradley
Mr. Gerard Bradley
Chairman, Queensland Treasury Corporation

Date: October 7, 2015

CONSENT

I hereby consent to the use of my Report found on pages 46 - 47 of the Queensland Treasury Corporation Annual Report for the Year Ended June 30, 2015, hereby filed as exhibit (c)(viii) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by the Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File No. 333-147600).

By:	/s/ Andrew Greaves
Mr. Andrew Greaves
as Auditor-General, State of Queensland

Date: October 9, 2015